Exhibit 99.3

LETTER TO NOMINEE HOLDERS

Up to 2,222,222 Shares of Common Stock Issuable

Upon Exercise of Transferable Subscription Rights

May 9, 2023

THE RIGHTS OFFERING SUBSCRIPTION PERIOD WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON MAY 30, 2023, UNLESS EXTENDED BY DISTRIBUTION SOLUTIONS GROUP, INC.

To Securities Dealers, Commercial Banks, Trust Companies and Other Nominees:

This letter is being distributed to securities dealers, commercial banks, trust companies and other nominees by Distribution Solutions Group, Inc. (the “Company”) in connection with an offering (the “Rights Offering”) of transferable subscription rights (the “Subscription Rights”) to subscribe for and purchase shares of common stock, par value $1.00 per share, of the Company (“Common Stock”). The Subscription Rights are being distributed to all holders of record of Common Stock (“Record Date Stockholders”) as of the close of business on May 1, 2023 (the “Record Date”). The Rights Offering is described in the Company’s enclosed Prospectus Supplement, dated May 9, 2023 (the “Prospectus Supplement”), and its accompanying prospectus, dated April 10, 2023 (the “Base Prospectus” and collectively, with the Prospectus Supplement, the “Prospectus”). We are requesting that you contact your clients for whom you hold Common Stock, and who are to receive the Subscription Rights distributable with respect to those shares, regarding the Rights Offering.

In the Rights Offering, the Company is offering an aggregate of 2,222,222 shares of Common Stock to be issued upon the exercise of the Subscription Rights and Over-Subscription Rights (as defined below), which are described further in the Prospectus. The Subscription Rights will expire if they are not exercised by 5:00 p.m., Eastern Time, on May 30, 2023, unless the Company extends the Rights Offering period as described in the Prospectus (such date and time, as it may be extended, the “Expiration Date”).

As described in the Prospectus, stockholders on the Record Date (“Record Date Stockholders”) will receive one Subscription Right for each share of Common Stock owned as of the Record Date. For every Subscription Right held, Record Date Stockholders or their transferee will be entitled to purchase 0.105 new shares of Common Stock. The number of Subscription Rights to be issued to Record Date Stockholders will be rounded down to the nearest whole number and fractional shares of Common Stock will not be issued upon the exercise of the Subscription Rights. The subscription price per share of Common Stock was determined by the Company’s board of directors on May 8, 2023. Record Date Stockholders will be required to pay for Common Stock pursuant to your Subscription Rights at the subscription price of $45.00 per share of Common Stock (the “Subscription Price”).

Luther King Capital Management Corporation and its affiliates, including J. Bryan King, our Chairman, President and Chief Executive Officer (collectively, the “LKCM Affiliates”), beneficially own approximately 77% of the Common Stock outstanding prior to the Rights Offering. The LKCM Affiliates have indicated that they intend to participate, directly or through their affiliates, in the Rights Offering and fully subscribe to the shares of Common Stock corresponding to their Subscription Rights.

You should be aware that there will be an over-subscription right associated with the Rights Offering. As described further in the Prospectus, Record Date Stockholders who fully exercise all Subscription Rights initially issued to them are entitled to an Over-Subscription Right to buy those shares of Common Stock (“Over-Subscription Shares”) that remain unsubscribed at the Expiration Date at the same Subscription Price, which is $45.00 per share of Common Stock. If enough Over-Subscription Shares are available, all such requests will be honored in full. If the requests for Over-Subscription Shares exceed the Over-Subscription Shares available, the available Over-Subscription Shares will be allocated pro rata among the Record Date Stockholders who have fully exercised their Subscription Rights and who have requested to over-subscribe, based on the number of shares of Common Stock purchased by virtue of their Subscription Rights. See the Prospectus for further details on the Over-Subscription Rights.

The LKCM Affiliates have indicated that they intend to fully exercise their Over-Subscription Rights relating to their portion of shares of Common Stock that remain unsubscribed at the Expiration Date.

Record Date Stockholders will be required to submit payment in full for all of the Common Stock they or their transferee wish to buy pursuant to the exercise of their Subscription Rights and Over-Subscription Rights to Computershare, the subscription agent for the Rights Offering, prior to 5:00 p.m., Eastern Time, on the Expiration Date. Any excess payments made by Record Date Stockholders as a result of the exercise of their Over-Subscription Rights (if any) will be refunded and will be mailed by Computershare to such holder as soon as practicable after the Expiration Date. Record Date Stockholders will have no right to rescind a purchase after Computershare has received payment either by means of a notice of guaranteed delivery or a check, except as described in the Prospectus.

The Subscription Rights will be evidenced by a subscription certificate (the “Subscription Certificate”) registered in the Record Date Stockholder’s name. Subscription Rights holders may transfer all or a portion of their Subscription Rights by following the instructions on the Subscription Certificate. Holders wishing to transfer all or a portion of their Subscription Rights should allow a sufficient amount of time for any transfer instructions to be received and processed by Computershare prior to the Expiration Date. Please see the Prospectus for further details on transferring Subscription Rights.

We are asking that you contact your clients for whom you hold shares of Common Stock registered in your name(s) or in the name(s) of your nominee(s) to obtain instructions with respect to the Subscription Rights. If you hold Subscription Rights for the account of more than one client, you may aggregate your exercise of Subscription Rights for all your clients, provided that you identify the number of Subscription Rights you are exercising for each client.

Securities dealers, commercial banks, trust companies and other nominees will be required to certify to Computershare, before any Over-Subscription Rights may be exercised with respect to any particular beneficial owner, as to the aggregate number of Subscription Rights exercised and the number of shares of Common Stock subscribed for pursuant to any Over-Subscription Rights by such beneficial owner and that such beneficial owner’s subscription was exercised in full. Nominee holder over-subscription forms and beneficial owner certification forms will be distributed to banks, broker-dealers, Directors and other nominee holders of rights with the Subscription Certificates.

All commissions, fees and other expenses (including brokerage commissions and transfer taxes), other than fees and expenses paid to Computershare, incurred in connection with the exercise of the Subscription Rights will be for the account of the holder of the Subscription Rights, and none of such commissions, fees or expenses will be paid by the Company or Computershare.

Enclosed are copies of the following documents:

1.	The Prospectus;

2.	A form of letter and Beneficial Owner Election Form, on which you may obtain your clients’ instructions with regard to the Rights Offering; and

3.	A return envelope addressed to Computershare.

Your prompt action is requested. As indicated in the Prospectus, to exercise your Subscription Rights you should deliver to Computershare prior to 5:00 p.m., Eastern Time, on the Expiration Date, a properly completed and executed Subscription Certificate with payment of the estimated Subscription Price in full for each Common Share subscribed for pursuant to the Subscription Rights and/or Over-Subscription Rights (if applicable).

Additional copies of the enclosed materials may be obtained from Georgeson LLC (“Georgeson”), the Company’s information agent. In addition, any questions or requests for assistance regarding the Rights Offering should be directed to Georgeson. You may call Georgeson toll free from within the United States by calling 888-206-5970.

Very truly yours, DISTRIBUTION SOLUTIONS GROUP, INC.

NOTHING CONTAINED IN THE PROSPECTUS OR IN ANY OF THE ENCLOSED DOCUMENTS SHALL MAKE YOU OR ANY PERSON AN AGENT OF THE COMPANY, THE SUBSCRIPTION AGENT, OR ANY OTHER PERSON MAKING OR DEEMED TO BE MAKING OFFERS OF THE SECURITIES ISSUABLE UPON VALID EXERCISE OF THE SUBSCRIPTION RIGHTS, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE RIGHTS OFFERING EXCEPT FOR STATEMENTS MADE IN THE PROSPECTUS.